UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________

SCHEDULE 14A

________________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Aeluma, Inc.
(Name of Registrant as Specified in Its Charter)

_____________________________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AELUMA, INC.
27 Castilian Drive
Goleta, CA 93117
(805) 351-2707

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, NOVEMBER 19, 2026

To our Stockholders:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Aeluma, Inc. (the “Company”) will be held on Thursday, November 19, 2026 at 9:00 a.m. Pacific Standard Time. The Annual Meeting will be held in a virtual meeting format only, via live audio webcast. You will be able to attend the Annual Meeting virtually, and vote and submit your questions during the Annual Meeting, via live audio webcast by visiting https://www.virtualshareholdermeeting.com/ALMU2026. Prior to the Annual Meeting, you will be able to vote at www.proxyvote.com for the purpose of considering and voting upon:

1.      Election of one Class II director named in the accompanying proxy statement, to hold office for a three-year term and until his successor is duly qualified and elected; and

2.      Ratification of the appointment of Rose, Snyder & Jacobs LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2027.

As of the date of this notice, we are not aware of any other matters that may be properly brought before the Annual Meeting.

The Board of Directors of the Company has fixed the close of business on September 23, 2026 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The stock transfer books of the Company will not be closed.

By order of the Board of Directors,
/s/ Jonathan Klamkin
Chief Executive Officer and Chairman
California, United States

THE PROMPT SUBMISSION OF PROXIES WILL SAVE AELUMA THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. YOU MAY VOTE BY MAIL, ONLINE OR BY PHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THE PROXY CARD, NOTICE OF INTERNET AVAILABILITY, OR OTHER INSTRUCTIONS PROVIDED BY YOUR HOLDER OF RECORD.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting to be held on November 19, 2026
The Notice and Proxy Statement and Annual Report on Form 10-K are available at
https://materials.proxyvote.com/00776X

i

AELUMA, INC.
Proxy Statement

2026 Annual Meeting of Stockholders
Thursday, November 19, 2026

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Aeluma, Inc., a Delaware corporation (“Aeluma,” “we,” “us,” “our,” or the “Company”), for use at its 2026 Annual Meeting of Stockholders to be held on Thursday, November 19, 2026 at 9:00 a.m. Pacific Standard Time (the “Annual Meeting”), and at any adjournment or postponement thereof. The Annual Meeting will be held as a completely “virtual meeting” of stockholders. You will be able to attend the Annual Meeting virtually, and vote and submit your questions during the Annual Meeting, via live audio webcast by visiting https://www.virtualshareholdermeeting.com/ALMU2026.

This solicitation is being made by mail; however, the Company also may use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by telephone, facsimile, email, or letter. Distribution of this proxy statement and the proxy card, or a notice of internet availability, is expected to begin on or about September 30, 2026.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:     Why did I receive this proxy statement?

A:     The Company is soliciting your proxy vote at the Annual Meeting because you were the owner of record of one or more shares of common stock of the Company at the close of business on September 23, 2026, the record date for the meeting, and are therefore entitled to vote at the Annual Meeting.

Q:     What is a proxy?

A:     A proxy is your legal designation of another person or persons (the “proxy” or “proxies,” respectively) to vote on your behalf. By giving your proxy, you are authorizing Jonathan Klamkin and Christopher Stewart, the designated proxies, to vote your shares of common stock at the Annual Meeting in the manner you indicate on your proxy card. If you authorize the proxies but do not give direction with respect to any nominee or other proposal, the proxies will vote your shares as recommended by the Board. The proxies are authorized to vote in their discretion (except as otherwise provided below) if other matters are properly submitted at the Annual Meeting, or any adjournments or postponements thereof.

Q:     When and where is the Annual Meeting?

A:     The Annual Meeting will be held on Thursday, November 19, 2026 as a completely “virtual meeting” of stockholders. You will be able to attend the Annual Meeting virtually, and vote and submit your questions during the Annual Meeting, via live audio webcast by visiting https://www.virtualshareholdermeeting.com/ALMU2026. The Annual Meeting will commence at 9:00 a.m. Pacific Standard Time.

Q:     What am I voting on?

A:     You are voting on the following matters:

•        Proposal 1 — To elect one Class II director named in this proxy statement; and

•        Proposal 2 — To ratify the appointment of Rose, Snyder & Jacobs LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2027 (“fiscal 2027”).

Q:     What does the Board recommend?

A:     The Board recommends a vote:

•        FOR the election of the Class II director nominee named in this proxy statement (see Proposal 1); and

•        FOR the ratification of the appointment of Rose, Snyder & Jacobs LLP as our independent registered public accounting firm for fiscal 2027 (see Proposal 2).

Q:     How many votes do I have?

A:     On any matter which may properly come before the Annual Meeting, each stockholder entitled to vote thereon will have one vote for each share of common stock owned of record by such stockholder as of the close of business on September 23, 2026.

Q:     How many shares of common stock may vote at the Annual Meeting?

A:     At the close of business on the record date, there were 19,314,923 outstanding shares of common stock, each of which is eligible to cast one vote on matters presented at the Annual Meeting.

Q:     What constitutes a quorum?

A:     Transaction of business may occur at the Annual Meeting only if a quorum is present. In order to achieve a quorum, stockholders holding at least one-third (1/3) of the Company’s issued and outstanding shares of common stock entitled to vote as of the record date must be present (including electronically) or by proxy at the Annual Meeting. Based on the number of shares outstanding as of the record date, the presence of 6,438,308 shares will constitute a quorum for the transaction of business on all proposals properly brought before the Annual Meeting. If you submit a proxy or vote electronically during the Annual Meeting, your shares will be counted in determining whether a quorum is present at the Annual Meeting. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q:     What vote is required to approve each of the proposals?

A:     Provided a quorum is established at the Annual Meeting, each proposal will be subject to the following requirements:

Proposal 1 — Election of Director — The nominee receiving the greatest number of votes relative to the votes cast for any other nominees will be elected, regardless of whether an individual nominee receives votes from a majority of the quorum of shares represented at the Annual Meeting (whether electronically in person or by proxy).

Proposal 2 — Ratification of the Appointment of Rose, Snyder & Jacobs LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2027 — The affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting (whether electronically in person or by proxy) will result in approval of the proposal to ratify the appointment of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for fiscal 2027.

Q.     What is the effect of abstentions and withhold votes?

A:     You may either vote FOR or WITHHOLD authority to vote for the nominee for the Board. Because there are the same number of nominees as there are seats, if you WITHHOLD authority to vote for the nominee, then your vote will have no effect on the outcome of the election.

You may vote FOR, AGAINST or ABSTAIN on proposal 2. If you ABSTAIN from voting on proposal 2, your shares will be deemed present but will not be deemed to have voted in favor of the proposal, which will have the same effect as a vote AGAINST the proposal.

Q:     What is the effect of broker non-votes?

A:     Shares that are held by stockbrokers in “street name” may be voted by the stockbroker on “routine” matters, such as the ratification of the appointment of our independent registered public accounting firm. To vote on “non-routine” matters, the stockbroker must obtain stockholder direction. When the stockbroker does not obtain direction to vote the shares, the stockbroker’s abstention is referred to as a “broker non-vote.”

Brokers do not have discretion to vote shares for the election of directors or for any other non-routine matters that may be brought before the meeting. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be counted in determining the outcome of these proposals. Brokers will have discretion to vote on the ratification of the appointment of our independent registered public accounting firm if you do not provide voting instructions.

Broker non-votes will be considered present for quorum purposes at the Annual Meeting. Broker non-votes in connection with the election of directors are not deemed “votes cast,” and, since directors are elected by a plurality, will have no effect on the election.

Q:     How do I vote my shares?

A:     If you are a stockholder of record, you may vote your shares at the Annual Meeting using one of the mail, phone or internet methods described on your notice of internet availability, proxy card or other voting instructions from the holder of record.

•        Proxy card.    If you received a full set of proxy materials, the proxy card is a means by which you may authorize the voting of your shares of common stock at the Annual Meeting. The shares of common stock represented by each properly executed proxy card will be voted at the Annual Meeting in accordance with such stockholder’s directions. The Company urges you to specify your choices by marking the appropriate boxes on the proxy card. After you have marked your choices, please sign and date the proxy card and mail the proxy card in accordance with the instructions that accompanied it. If you sign and return the proxy card without specifying your choices, your shares will be voted FOR the director nominee and FOR the ratification of the appointment of our independent registered public accounting firm for fiscal 2027.

•        Multiple proxy cards.    If you receive more than one notice of internet availability, proxy card or voting instruction card, it likely means that you have multiple accounts with one or more holders of record. Please be sure to vote all of the shares by following the instructions on each such notice and/or card.

•        Electronically during the Annual Meeting.    All stockholders of record as of the record date may vote electronically during the Annual Meeting. Even if you plan to attend the Annual Meeting electronically, the Company requests that you vote ahead of time using one of the methods above.

You are a “street name” holder rather than a “stockholder of record” if your shares are held in the name of a stockbroker, bank, trust or other nominee as a custodian, and this proxy statement was forwarded to you by that organization. If you are a “street name” holder, you must instruct your nominee as to your voting preferences. Please contact your nominee/custodian to do so. Because a beneficial owner is not the stockholder of record, you may not vote your shares electronically during the Annual Meeting unless you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares, giving you the right to vote the shares electronically during the Annual Meeting.

Q:     Can I change my vote after I have mailed in my proxy card?

A:     Proxies solicited by the Board may be revoked at any time prior to the Annual Meeting. No specific form of revocation is required. You may revoke your proxy by:

•        Voting electronically during the Annual Meeting;

•        Returning a later-dated signed proxy card; or

•        Giving personal or written notice of the revocation to the inspector of election at the commencement of the Annual Meeting.

If your shares are held in street name through a broker or other nominee, you will need to contact that nominee if you wish to change your voting instructions.

Q:     How will my shares be voted if I do not specify how they should be voted?

A:     If you are a record holder and authorize the proxies to vote on your behalf, but do not mark choices for a particular proposal, then the proxies solicited by the Board will be voted in accordance with the Board’s recommendation for that proposal, as set forth in this proxy statement.

If you are a street name holder and do not submit specific voting instructions to your broker, the organization that holds your shares is permitted to vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not submit specific voting instructions to your broker, the shares will be treated as “broker non-votes.” Broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be considered shares entitled to vote on the proposal and therefore will not be treated as affirmative or opposing votes. The proposal to ratify the appointment of Rose, Snyder & Jacobs LLP as our independent registered public accounting firm for fiscal 2027 is considered routine and therefore may be voted upon by your broker if you do not give instructions to your broker. The other proposals set forth on the Notice of Annual Meeting are non-routine matters.

Q:     Who can attend and participate in the Annual Meeting?

A:     All stockholders as of the close of business on the record date, or their duly appointed proxies, may attend the virtual Annual Meeting as well as vote and submit questions during the audio webcast of the meeting by visiting https://www.virtualshareholdermeeting.com/ALMU2026. To participate in the Annual Meeting, you will need to provide the 16-digit control number included on your proxy card. If you do wish to participate in the Annual Meeting, please log on to the foregoing website at least 15 minutes prior to the start of the Annual Meeting to provide time to register, download the required software, if necessary, and test your internet connectivity. If you access the Annual Meeting but do not enter your control number, you will be able to listen to the proceedings, but you will not be able to vote or otherwise participate.

Q:     What is the record date for the Annual Meeting?

A:     The Board has fixed September 23, 2026, as the record date for the Annual Meeting.

Q:     Who will count the votes?

A:     All proxies submitted to the Company and all electronic votes cast during the Annual Meeting will be tabulated by Broadridge Financial Solutions.

Q:     Who is paying for this proxy solicitation?

A:     The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners.

Q:     How do I nominate a candidate for election as a director at next year’s annual meeting?

A:     Nominations for directors are made by the Board upon recommendation by its Nominating and Governance Committee, which is composed of independent directors. Stockholders may nominate a candidate for director to stand for election at the annual meeting of stockholders to be held in 2027, which the Company currently anticipates will be held in November 2027, by following the procedures explained below in this proxy statement under “CORPORATE GOVERNANCE — Nominating and Governance Committee — Director Nominations” and contained in the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Q:     What is a stockholder proposal?

A:     A stockholder proposal is a proposal submitted by a stockholder that, if approved, would recommend or require that the Company and/or the Board take the proposed action. If you intend to submit a stockholder proposal, the proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company’s proxy statement, then the Company must also provide the means for stockholders to vote on the matter. The deadlines and procedures for submitting stockholder proposals for the next annual meeting of stockholders are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:     When are stockholder proposals and director nominations due for the next annual meeting of stockholders?

A:     In order to be considered for inclusion in the Company’s proxy materials, stockholder proposals must be submitted in writing to the Company no later than June 2, 2027. The Company suggests that proposals for the next annual meeting of stockholders to be held in 2027 be submitted by certified mail, return receipt requested. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Stockholders who intend to present a stockholder proposal at the next annual meeting of stockholders without including such proposal in the Company’s proxy materials must provide the Company notice of such proposal no later than October 5, 2027 (45 days prior to the one-year anniversary of the Annual Meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Stockholders who intend to present a director nomination at the next annual meeting of stockholders must provide the Company notice of such nomination no later than October 5, 2027 (45 days prior to the one-year anniversary of the Annual Meeting) and no earlier than September 5, 2027 (75 days prior to the one-year anniversary of the Annual Meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any nomination that does not comply with these and other applicable requirements.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees for election at the next annual meeting of stockholders, other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by September 20, 2027 (60 days prior to the one-year anniversary of the Annual Meeting).

If the Company does not receive notice of a stockholder proposal or director nomination intended to be submitted to the next annual meeting of stockholders by the dates set forth above, the authorized proxies for such annual meeting may vote on any such proposal in their discretion without notice of such proposal appearing in such proxy statement.

ELECTION OF CLASS II DIRECTOR
(Proposal 1)

Board Size and Structure

The Board currently consists of five members and is divided into three classes of directors. At each annual meeting of stockholders, a class of directors is eligible to be elected for a three-year term. Only the terms of the Class II directors will expire at the Annual Meeting. Class I and Class III directors will remain on the Board until their terms expire at our annual meetings of stockholders held in 2028 and 2027, respectively. The division of our Board into three classes with staggered terms may delay or prevent a change of our management or a change in control.

Director Nominee

The Board has fixed at one the number of directors to be elected at the Annual Meeting. The Nominating and Governance Committee of the Board has nominated one incumbent director, Michael J. Byron, to stand for election and to serve a three-year term to expire at the annual meeting of stockholders to be held in 2029 or until his successor is duly qualified and elected. Current director, Craig H. Ensley, is not standing for re-election and his term will expire at the Annual Meeting. The Board wishes to express its sincere gratitude to Mr. Ensley for his many significant contributions and years of dedicated service to the Company and its stockholders. As a result of the foregoing, the Board, upon recommendation of its Nominating and Governance Committee, has also acted to establish that the Board consists of a total of four directorships immediately following the conclusion of the Annual Meeting.

The director nominee has consented to be named in this proxy statement and to serve, if elected. The Company has no reason to believe that the director nominee will be unable or unwilling to serve as director if elected. If for any reason the nominee withdraws or is unable to serve as director (neither of which is expected at this time), the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board or, alternatively, not voted for any nominee.

Further information regarding Mr. Byron’s background, experience, skills and qualifications, is set forth under the heading “CORPORATE GOVERNANCE — Current Board of Directors” beginning on page 8 below.

Required Vote and Board Recommendation

The Board recommends that you vote “FOR” the nominee for Class II director. The election of the nominee requires the affirmative vote of a plurality of the voting power of the stockholders present, whether electronically during the Annual Meeting or by proxy, and entitled to vote at the Annual Meeting, provided that a quorum is present. Except as otherwise directed, the proxies will vote all valid proxies for the nominee identified above.

RATIFICATION OF APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal 2)

The Board, acting on the recommendation of its Audit Committee, has selected Rose, Snyder & Jacobs LLP (“RSJ”) as the Company’s independent registered public accounting firm for fiscal 2027. RSJ was the Company’s independent registered public accounting firm for the most recently completed fiscal year.

Notwithstanding its selection of RSJ, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the appointment of RSJ is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm.

A representative of RSJ is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions regarding preparation of the Company’s financial statements.

Audit Fees

The following table presents fees billed by RSJ to the Company for the audit of the Company’s annual financial statements, the review of the Company’s interim financial statements, and various other audit and non-audit services provided in connection with the Company’s fiscal year ended June 30, 2026, or “fiscal 2026,” and the fiscal year ended June 30, 2025, or “fiscal 2025.”

Category	Year Ended June 30,
	2026	2025
Audit Fees(a)	$89,750	$77,500
Audit-related fees(b)	47,500	62,500
Tax fees(c)	12,500	11,440
All other Fees(d)	$17,949	—
Total	$167,699	$151,440

____________

(a)      Includes audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for the applicable fiscal year.

(b)      Consists of assurance and related services by the independent registered public accounting firm that is reasonably related to the performance of the audit or review of our financial statements and is not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the Securities and Exchange Commission, fees related to consents and other accounting consulting.

(c)      Consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(d)      Consists of fees for other items not eligible for another category.

Audit Committee Pre-Approval

Pursuant to its written charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for the Company by its independent registered public accounting firm or any other auditing or accounting firm. During the year, circumstances may arise that could require the engagement of the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, we will obtain pre-approval of the Audit Committee before engaging the independent registered public accounting firm.

All services provided by RSJ and resulting fees incurred during fiscal 2026 and fiscal 2025, as applicable, were pre-approved by our Audit Committee.

Required Vote and Board Recommendation

The Board recommends that you vote “FOR” the ratification of the appointment of RSJ as the Company’s independent registered public accounting firm for fiscal 2027. Approval of the proposal requires the affirmative vote of a majority of the voting power of the stockholders present, whether electronically during the Annual Meeting or by proxy, and entitled to vote at the Annual Meeting, provided that a quorum is present.

CORPORATE GOVERNANCE

Current Board of Directors

The following sets forth certain information about Michael J. Byron, the nominee for continued service as a Class II director, and each of our current Board members:

Name	Class	Term Expires	Age	Director Since
Michael J. Byron	Class II	2026(a)	61	2025
Steven P. DenBaars	Class I	2028	64	2021
Craig H. Ensley	Class II	2026	76	2023
Jonathan Klamkin	Class III	2027	46	2021
John K. Paglia	Class I	2028	58	2021

____________

(a)      If re-elected, Mr. Byron’s term will expire at the annual meeting to be held in 2029.

Michael J. Byron

Michael Byron served as Vice President of Finance Operations & Systems at NVIDIA Corporation from 2019 until his retirement in December 2024. He originally joined NVIDIA in 2002 and served in various finance and accounting leadership positions over 22 years, including as Vice President and Chief Accounting Officer from 2011 to 2019, and played a key role in the company’s growth from a rising GPU innovator to a global semiconductor leader. Prior to NVIDIA, Mr. Byron held finance and accounting roles at public technology companies after spending eight years as an auditor at Deloitte. He holds a Bachelor’s Degree in Business Economics from UC Santa Barbara and has been a Certified Public Accountant since 1990. In addition to his corporate experience, Mr. Byron serves in various volunteer roles at UC Santa Barbara, including as a Trustee of the UC Santa Barbara Foundation. We believe Mr. Byron is qualified to be a director because of his knowledge of technical accounting, compliance issues, and business experience.

Steven P. DenBaars

Steven P. DenBaars has served as a Distinguished Professor of Materials and Electrical and Computer Engineering at the University of California Santa Barbara since 1991. Prof. DenBaars has been very active in entrepreneurship, having helped co-found several start-up companies in the field of photonics and electronics. In 1996, he co-founded Nitres Inc., which was acquired by Cree Inc. in May 2000. In 2013, he co-founded SLD Laser, and helped build the company to over 150 employees before being acquired by Kyocera Corporation in 2021. In 2014, he assisted Dr. Jeffry Shealy in the founding of Akoustis Technologies Inc. (AKTS) for commercialization of RF Filters. In 2022, he joined the Board of Directors of SmartKem Ltd., a high-performance organic semiconductor company, and in 2025, he joined the Board of Palomino Laboratories Inc. He was named an IEEE Fellow in 2005, a member of the National Academy of Engineers in 2012, a member of the National Academy of Inventors in 2014, and an Optica Fellow in 2023. He has authored or co-authored over 1200 technical publications, 380 conference presentations, and over 193 patents. Dr. DenBaars has a Bachelor of Science in Metallurgical Engineering from the University of Arizona and a Master of Science and a Ph.D. in Material Science and Electrical Engineering from the University of Southern California. We believe Dr. DenBaars qualifies as our director because of his entrepreneurial and start-up experience, as well as his engineering knowledge.

Craig H. Ensley

Craig Ensley has built and led global semiconductor businesses in Analog & DSP, MEMS & Sensors, Communications (RF/Wireless, Optical, and Wired), and Consumer. He most recently served as Chief Executive Officer and a board member until 2019 at Atomica Corp., a private volume manufacturing firm, and previously served as CEO or President at two other venture-backed companies, each of which he repositioned to drive growth, create first profitability, and deliver superior shareholder returns. Previously, he served as SVP of a public firm where he helped lead a successful $1 billion turnaround & restructuring. Prior, he was an executive helping build two businesses from pre-revenue to $300-400 million in sales. Mr. Ensley has served as a Board Director of Mentium Technologies, which delivers mission-critical Artificial Intelligence (AI) capabilities to Edge Devices. He also serves on the Governing Council (aka Board of Directors) of the MEMS & Sensors Industry Group, the WW supplier ecosystem. He is an active investor with the Santa Barbara Angel Investor Alliance and an advisor at the Silicon Catalyst incubator. Previously, Mr. Ensley was CEO of Atomica (formerly IMT), where he and the team grew it to become the largest MEMS & Sensor manufacturing foundry in the U.S. Prior to Atomica, he was CEO of DisplayLink, creating an enterprise video networking firm with global leadership. He was President of Peregrine, which built high-volume RF & Wireless devices leading the world’s transitions to 3G & 4G wireless. Peregrine invented high volume SOI (Silicon on Insulator) process technology and took over markets previously served by GaAs. Mr. Ensley’s earlier roles were leading strategy, development, and marketing. As SVP, he was on the team to restructure Cirrus Logic from massive losses to profitability and growth. He previously helped start Crystal Semiconductor, which became the world’s highest growth analog & mixed signal DSP company. At Rockwell International, Mr. Ensley started and built the communications semiconductor business, which subsequently spun out as 3 public companies: Conexant, Mindspeed, and Jazz. He served on the Boards of Directors of the Consumer Electronics Association Home Networking Division and Audio Division, and the KLRU Austin PBS Television Station. Mr. Ensley holds a Master of Business Administration from Stanford University. He also holds a Bachelor of Science in Applied Physics and a Bachelor of Arts in Economics, both from the University of California at San Diego. We believe Mr. Ensley qualifies as our director because of his entrepreneurial and start-up experience, as well as his engineering knowledge.

Jonathan Klamkin

Jonathan Klamkin has served as our Chief Executive Officer and a Director of Biond Photonics (now Aeluma) since 2019. He is a Professor of Electrical and Computer Engineering at the University of California, Santa Barbara (2015-present), where his group conducts pioneering research in integrated photonics and optoelectronics for communications and sensing applications. Dr. Klamkin was with BinOptics Corp. (2001-2002), a laser diode manufacturer that was acquired by Macom in 2015. Jonathan is the recipient of numerous awards including the NASA Young Faculty Award, the DARPA Young Faculty Award, and the DARPA Director’s Fellowship. He has published more than 200 papers, holds several patents, and has given more than 100 invited presentations to industry, government, and the academic community. Dr. Klamkin holds a Bachelor of Science in Electrical and Computer Engineering from Cornell University and a Master of Science in Electrical and Computer Engineering and a Ph.D. in Materials from the University of California, Santa Barbara.

John K. Paglia

John Paglia is an independent board director and audit committee chair for Simulations Plus, Inc. (Nasdaq: SLP), and an advisor to venture capital firms and startup companies. After 25 years with Pepperdine University’s Graziadio School of Business, serving in a variety of academic and leadership roles, John retired in July 2025 with the honorary title of Professor Emeritus of Finance. He also served as a consultant to the Library of Congress and the U.S. Congress, where he testified as an expert on the Small Business Administration’s private equity and venture capital program. John is a recipient of several prestigious industry awards for his work in finance and the capital markets. Mr. Paglia holds a Ph.D. in Business Administration (Finance) from the University of Kentucky, an MBA and a B.S. in Finance from Gannon University, and is a Certified Public Accountant, Chartered Financial Analyst, and NACD Directorship Certified™. We believe his knowledge of technical accounting issues and business experience qualify him as an expert in financial matters and as a qualified candidate for the Board.

Director Independence

Our Board has determined that each of Mr. Byron, Dr. DenBaars, Mr. Ensley, and Dr. Paglia are “independent directors” as defined in the rules of The Nasdaq Stock Market LLC. None of our directors are related to any other director, director nominee or executive officer of the Company.

In determining director independence, the Board evaluated Mr. DenBaars’s role as a director of Palomino Laboratories Inc. based on its emerging presence in the semiconductor industry. The Board concluded that Mr. DenBaars’s relationship with Palomino does not interfere with his ability to exercise independent judgment in carrying out his responsibilities as a member of Aeluma’s Board.

Director Attendance at Annual Meetings

Directors’ attendance at annual meetings can provide stockholders with an opportunity to communicate directly with members of the Board about matters concerning the Company. The Company encourages all directors to attend the Company’s annual meetings (including by electronic means when available), but it does not have a formal attendance policy. All of the Company’s then current directors were present for the annual meeting of stockholders held on January 15, 2026.

Board Leadership Structure

Our Company does not have a written policy with respect to separation of the roles of Chief Executive Officer and Chairman because the Board believes it is in the best interests of our stockholders to make that determination based on the applicable circumstances. However, the Board has established a practice that, whenever the roles of Chief Executive Officer and Chairman are combined, the Board will appoint a lead independent director.

Mr. Paglia has served as lead independent director since his appointment by the Board to that position in September 2026. The Board believes his experience as a member of boards of directors, status as a NACD-certified director, and roles as prior chair of our Board’s audit committee, and as chair of its compensation and nominating and governance committees well position him to serve as our lead independent director. The Board has determined that, based on the current characteristics and circumstances of the Company at this time, separating the roles of Chairman and Chief Executive Officer is not necessary and having Dr. Klamkin serve in both roles is both appropriate and in the best interests of our stockholders.

Our lead independent director (i) organizes, convenes and presides over executive sessions of the independent directors, (ii) serves as a liaison between the Chief Executive Officer and the independent directors, (iii) consults with the Chief Executive Officer and other members of management in establishing schedules and agendas for meetings of the Board, and (iv) serves in such other capacities as the independent directors may determine from time to time.

Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The Audit Committee provides oversight of management with respect to enterprise-wide risk management, which focuses primarily on risks relating to the Company’s ability to maintain appropriate levels of credit and insurance coverage, financial and accounting risks, and legal and compliance risks, including oversight of internal controls over financial reporting. In addition, the Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements. The Nominating and Governance Committee considers risks and best practices relating to corporate governance policies and procedures. The full Board considers strategic risks and opportunities and regularly receives detailed reports from management and the committees, with respect to their areas of responsibility for risk oversight.

Insider Trading Policy

The Company maintains an insider trading policy governing the purchase, sale, and other disposition of our securities by our directors, officers, and employees. We believe this policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations and listing standards applicable to the Company. The policy prohibits buying or selling the Company’s common shares while aware of material non-public information about the Company and from disclosing (i.e., “tipping”) such information to others. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for fiscal 2026.

Policies and Practices Related to the Grant of Certain Equity Awards

We do not have any formal policy that requires us to grant, or avoid granting, equity awards to our executive officers at certain times. The timing of any equity grants to executive officers in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date). As a result, in all cases, the timing of the grant of stock options occurs independently of the release of any material, non-public information, and we do not time the disclosure of material non-public information for the purpose of affecting the value or exercise price of stock options.

Clawback Policy

We have adopted a clawback policy in compliance with Rule 10D-1 of the Exchange Act, the SEC regulations promulgated thereunder, and Nasdaq listing rules. Under the policy, the Company is required to recover from covered executive officers on a reasonably prompt basis the amount of any erroneously awarded incentive-based compensation resulting from an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws. The policy applies to incentive-based compensation received by covered executive officers on or after October 2, 2023.

Policies as to Hedging and Company Securities

Our insider trading policy provides that company directors, officers and other employees (and their designees) are prohibited from, among other things: (a) purchasing company securities on margin, hedging or pledging company securities; (b) short selling company securities; (c) buying or selling put or call options on company securities; (d) purchasing any financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engaging in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of equity securities (i) granted to the individual by the company as part of the compensation of the individual or (ii) held, directly or indirectly, by the individual; or (e) engaging in limit orders or other pre-arranged transactions that execute automatically, except for “same-day” limit orders and approved 10b5-1 plans. Certain family and household members and other persons or entities whose decisions are directed, influenced or controlled by a covered person are also subject to the prohibition.

Board and Committee Meetings

During fiscal 2026, the Board held 4 meetings. In addition, directors frequently communicate with each other informally and, when appropriate, take action by written consent of all directors, or in the case of an action that does not require stockholder approval, the number of directors required to take the action at a meeting, as permitted by applicable law. Each director attended at least 75% of the meetings of the Board and any committee on which they serve during the most recently completed fiscal year.

Committee Membership

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The following table sets forth the current membership of each of the Company’s standing committees:

Director	Board Committees			Independent Director
	Audit	Compensation	Nominating and Governance
Michael J. Byron	Chair	Member	Member	✓
Steven P. DenBaars	Member	Member		✓
Craig H. Ensley	Member	Member	Member	✓
Jonathan Klamkin
John K. Paglia	Member	Chair	Chair	✓

Our Board has evaluated independence for the members of each applicable committee in accordance with Nasdaq rules and, with respect to the members of the Audit Committee, Rule 10A-3 of the Exchange Act. The membership and responsibilities of each applicable committee comply with Nasdaq’s listing requirements.

Audit Committee

Under its charter, the Audit Committee must consist of at least three independent directors, and its composition must otherwise satisfy Nasdaq and SEC requirements applicable to audit committees. The principal functions of the Audit Committee are to assist the Board in its oversight of the accounting and financial reporting processes of the Company and the Company’s compliance with legal and regulatory requirements. The Audit Committee evaluates the independence of the Company’s independent registered public accounting firm, recommends selection of the Company’s independent registered public accounting firm to the Board, approves fees to be paid to our independent registered public accounting firm, and reviews the Company’s financial statements with management and the independent registered public accounting firm. The Audit Committee has recommended to the Board the appointment of Rose, Snyder & Jacobs LLP to serve as the Company’s independent registered public accounting firm for fiscal 2027. The Audit Committee held 5 meetings during the most recently completed fiscal year.

Our Board has affirmatively determined that each of the members of the committee satisfy the additional independence requirements for audit committee members pursuant to the Nasdaq rules and the rules and regulations promulgated by the SEC. The Board has further determined that Mr. Byron and Dr. Paglia each qualifies as an “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended.

Report of the Audit Committee

In accordance with its written charter adopted by the Board, as amended, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. A copy of the Audit Committee charter, which has been adopted by the Board and further describes the role and responsibilities of the Audit Committee, is available online in the “Investor Relations — Governance” section of our website at www.aeluma.com.

In discharging its duties, the Audit Committee:

(1)    reviewed and discussed the audited financial statements included in the annual report on Form 10-K for fiscal 2026 with management;

(2)    discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

(3)    received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountant matters relating to their independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal 2026, for filing with the SEC.

Audit Committee Members: Michael J. Byron Steven P. DenBaars Craig H. Ensley John K. Paglia

Compensation Committee

Our Board has affirmatively determined that each of the members of the committee satisfy the additional independence requirements for compensation committee members pursuant to the Nasdaq rules.

The Board has authorized the Compensation Committee to, among other duties, develop the Company’s compensation strategy, review compensation policies and plans for the Company’s executive officers, and administer the Company’s compensation plans.

Pursuant to its charter, the Compensation Committee is authorized to engage compensation consultants to assist in compensation matters. The committee is directly responsible for overseeing the independence of any compensation consultants that it retains. The committee considers information provided by compensation consultants, along with other relevant factors, in making its decisions. During fiscal 2026, the Compensation Committee received market data prepared by Human Capital Resource Partners relating to the forms and amounts of compensation of non-employee members of the Board. Human Capital Resource Partners also provided market data and analysis to support the committee’s process for determining executive officer bonuses in recognition of their performance during fiscal 2026. For fiscal 2027, the Compensation Committee has retained Human Capital Resource Partners to report directly to the committee and support its processes for determining executive officer and non-employee director compensation.

The Chief Executive Officer may give the committee input in regard to the compensation of the Chief Financial Officer, but the Chief Executive Officer is not present during voting or deliberations relating to his own compensation. The committee operates under a written charter approved by the Board, a copy of which is available in the “Investor Relations — Governance” section of our website at www.aeluma.com. The Compensation Committee held 4 meetings during the most recently completed fiscal year.

Nominating and Governance Committee

Our Nominating and Governance Committee is responsible for oversight of our corporate governance policies and procedures, our codes of conduct and other corporate governance matters. In addition, our Nominating and Governance Committee makes recommendations to our Board regarding candidates for directorships and the size and composition of our Board and its committees. The Nominating and Governance Committee acts pursuant to a written charter approved by the Board, a copy of which is available in the “Investor Relations — Governance” section of our website at www.aeluma.com. The Nominating and Governance Committee held 4 meetings during the most recently completed fiscal year.

Involvement in Certain Legal Proceedings

In June 2025, LeddarTech Holdings, Inc. (“LeddarTech”), a Canadian company voluntarily filed for bankruptcy under the Canadian Bankruptcy and Insolvency Act. In July 2025, VayaVision Sensing Ltd., (“Vaya”) a wholly owned subsidiary of LeddarTech that was based in Israel voluntarily filed for bankruptcy due to its parent’s bankruptcy. Our Chief Financial Officer, Chris Stewart served as the Chief Financial Officer of LeddarTech and as one of Vaya’s directors at the time each entity declared bankruptcy.

Emerging Growth Company and Smaller Reporting Company Statuses

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, and a “smaller reporting company,” as defined in the Exchange Act. As an emerging growth company and smaller reporting company, we have opted to comply with the applicable reduced requirements for disclosure about our executive compensation arrangements and other matters. For so long as we remain an emerging growth company, we will not be required to submit certain executive compensation matters to our stockholders for advisory votes, such as “say on pay” and “say on frequency” votes, as well as include the pay versus performance disclosures in a proxy statement. We may continue to be a smaller reporting company even after we no longer qualify as an emerging growth company.

SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any stockholder wishing to communicate with the Board should send the communication, in written form, to the President, Chief Executive Officer, and Secretary of the Company at the Company’s principal place of business at 27 Castilian Drive, Goleta, California 93117. The President, Chief Executive Officer and Secretary will promptly send the communication to each member of the Board identified on the communication.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that our directors, executive officers, and persons who beneficially own more than 10% of our common stock (each, a “significant stockholder”) file initial reports of ownership and reports of changes in ownership with the SEC. Directors and executive officers are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us and written representations from our directors and executive officers, the Company believes that all Section 16(a) filing requirements were complied with on a timely basis during fiscal 2026, except that Mr. Byron, Mr. DenBaars, Mr. Ensley, and Mr. Paglia, all directors of the Company, each filed one late Form 4 reporting one equity award transaction each; Dr. Klamkin, a director and executive officer of the Company, filed one Form 4 late reporting four gift transactions; Lee McCarthy, then a significant stockholder, filed one Form 4 late reporting one transaction; and Mark N. Tompkins, then a significant stockholder, filed one late Form 4 reporting one transaction, and two other Form 4s late reporting two transactions each.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our outstanding common stock as of September 23, 2026 by (i) each of our named executive officers; (ii) each of our directors; (iii) all of our executive officers, directors and director nominees as a group; and (iv) each beneficial owner of 5% or more of our outstanding common stock. Ownership percentages are based on 19,314,923 shares of common stock outstanding as of the close of business on September 23, 2026.

Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge and subject to applicable community property laws, each of the holders of common stock listed below has sole voting and investment power as to the common stock owned unless otherwise noted. The table below includes the number of shares of common stock underlying options that are exercisable within 60 days from September 23, 2026. Except as otherwise noted below, the address for each director or officer listed in the table is c/o Aeluma, Inc., 27 Castilian Drive, Goleta, California 93117.

Name	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Shares
Executive Officers and Directors
Jonathan Klamkin	1,438,362	(a)	7.3%
Christopher Stewart	52,847	(b)	*
James Seo	44,662	(c)	*
Michael J. Byron	60,606	(d)	*
Steven P. DenBaars	469,347	(e)	2.4%
Craig H. Ensley	155,417	(f)	*
John K. Paglia	291,562	(g)	1.5%
Current executive officers, directors and nominees as a group (6 persons)	2,468,141	(h)%

George Herbert Perry, et al. 1646 North Atherton #1035 State College, PA 16803	1,000,000	(i)	5.0%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	963,791	(j)	5.0%

____________

*        Less than 1%

(a)      Includes 200,836 shares subject to outstanding options.

(b)      Includes 15,880 shares subject to restricted stock units and 34,375 shares subject to outstanding options.

(c)      Consists of 75 shares subject to restricted stock units and 42,541 shares subject to outstanding options.

(d)      Includes 3,336 shares subject to restricted stock units and 24,486 shares subject to outstanding options.

(e)      Includes 2,530 shares subject to restricted stock units and 125,825 shares subject to outstanding options.

(f)      Includes 2,658 shares subject to restricted stock units and 129,889 shares subject to outstanding options.

(g)      Includes 2,715 shares subject to restricted stock units and 270,011 shares subject to outstanding options.

(h)      Includes 27,119 shares subject to restricted stock units and 785,422 shares subject to outstanding options.

(i)      Based on Schedule 13G filed with the SEC on July 27, 2026 reporting beneficial ownership as of June 30, 2026.

(j)      Based on Schedule 13G filed with the SEC on March 31, 2026 reporting beneficial ownership as of March 30, 2026. George Perry is the President and sole member of boisei labs llc, which is the sole member of boisei investments llc, the record holder of the shares.

EXECUTIVE COMPENSATION

The following discussion describes the compensation awarded to the following executive officers of the Company during fiscal (collectively, our “named executive officers”):

•        Jonathan Klamkin, Chief Executive Officer;

•        Christopher Stewart, Chief Financial Officer;(a) and

•        James Seo, Vice President Finance and former Interim Chief Financial Officer.(a)

____________

(a)      Mr. Seo served as interim Chief Financial Officer through August 4 2025, the date on which date Mr. Stewart commenced service as Chief Financial Officer.

Executive Compensation Components for Fiscal 2026

We provide a compensation package to our executive officers, including base salary, cash incentive compensation, and participation in benefit arrangements that are generally available to all salaried employees, such as health and retirement plans. We have also periodically awarded our executive officers with long-term equity incentive grants in the form of restricted stock units or stock options.

Base Salary

Salaries for our executive officers are determined and paid on a fiscal-year basis and, for fiscal 2026, were established by our Compensation Committee in accordance with the terms of each executive officer’s employment agreement with the Company. For fiscal 2026, Dr. Klamkin, Mr. Stewart, and Mr. Seo had annual base salaries of $345,000, $300,000, and $192,000, respectively.

The Compensation Committee reviews individual performance and our operating results and considers available market data. The Compensation Committee also considers the Chief Executive Officer’s recommendations as to compensation for the Company’s other executive officer. The Compensation Committee uses a subjective process to establish base salaries and does not specifically weight any factors. Based upon the information reviewed, the Compensation Committee makes a determination with respect to compensation for each of the Company’s executive officers. The Chief Executive Officer is not present during the committee’s deliberations or voting on his compensation.

Bonuses

For fiscal 2026, the Compensation Committee established goals for our Chief Executive Officer and Chief Financial Officer and performed an evaluation of their performance promptly after the fiscal year was completed. Based on those evaluations, the committee approved bonus payouts for Dr. Klamkin and Mr. Stewart $345,000 and $110,000, respectively. Mr. Stewart’s payout amount reflected an adjustment for his partial term of service during the fiscal year. Additionally, the Compensation Committee established a pool for bonuses to other employees from which Mr. Seo received a bonus payout of $19,584. Dr. Klamkin and Mr. Stewart each received 50% and Mr. Seo received 100% of the value of their respective bonus for fiscal 2026 in the form of restricted stock units under our 2021 Equity Incentive Plan (the “2021 Plan”) that were immediately vested upon grant, which resulted in the issuance of 12,675 shares to Dr. Klamkin, 4,042 shares to Mr. Stewart and 1,436 shares to Mr. Seo on September 21, 2026. As recognition for his service as interim Chief Financial Officer, on January 31, 2026, Mr. Seo received a supplemental bonus, which resulted in the issuance of 1,000 shares pursuant to the immediate vesting of restricted stock units under our 2021 Plan.

Equity Compensation

Our Board and its Compensation Committee believe that stock-based compensation promotes the creation of long-term stockholder value and aligns the interests of our management with the interests of our stockholders by ensuring that a portion of their total compensation is at risk and changes in value with the value of our securities. As employees of our company, each of our applicable named executive officers is eligible to receive equity compensation awards pursuant to our 2021 Plan).

In connection with the commencement of Mr. Stewart’s employment, effective August 4, 2025, he received restricted stock units consisting of the right to receive up to 55,000 shares of common stock and options to purchase up to 110,000 shares of common stock at a price of $21.04 per share. The restricted stock units are eligible to vest with respect to 15,880 shares on September 30, 2026, and the remainder is eligible to vest in twelve substantially equivalent installments at the end of each calendar quarter thereafter. The stock options vested with respect to 27,500 shares on August 4, 2026 and are eligible to vest in 36 substantially equivalent installments on the fourth day of each month thereafter and will remain exercisable until the ten-year anniversary of the date of grant.

On July 1, 2025, the Compensation Committee awarded Mr. Klamkin with 2,403 shares of common stock and options to purchase up to 6,253 shares of common stock at a price of $16.37 per share in recognition of his service during fiscal 2025.

Employment Agreement

Effective August 4, 2025, we entered into an Executive Employment Agreement with Mr. Stewart, which will remain effective until terminated in accordance with its terms. Under his employment agreement, Mr. Stewart is entitled to an annual base salary of $300,000, subject to annual review and increase by the Company. Under the employment agreement, Mr. Stewart is eligible to earn an annual performance bonus up to 50% of his then current base salary. The agreement also provided for initial stock option and restricted stock unit awards in connection with his commencement of service, as described elsewhere in this proxy statement.

Also under Mr. Stewart’s employment agreement, if his employment is terminated by us for any reason other than for “cause” (as defined in the applicable employment agreement) or is terminated by him for “good reason” (as defined in the employment agreement), then he will be eligible to (A) receive an amount equal to twelve months of his then current base salary, (B) have all equity rights accrue and vest, and (C) receive the Company portion of COBRA premiums for up to 12 months. Additionally, in the event Mr. Stewart’s employment is terminated by the Company without cause or by him for good reason, in either case within a period of ninety days before, or twelve months following, a change of control (as defined in the employment agreement), all of his unvested options and restricted stock units will vest and become immediately exercisable, as applicable.

All of the above severance benefits are contingent on Mr. Stewart signing and not revoking a release of claims and remaining in strict compliance with the terms of his employment agreement and his existing non-competition, non-solicitation, and confidentiality agreement with the Company and any other written agreement between him and the Company. In addition to the specific terms summarized above, Mr. Stewart is eligible to participate in the other compensation and benefits programs generally available to Company employees.

Compensation Actions for Fiscal 2027

In August 2026, the Compensation Committee increased the annual base salaries of Dr. Klamkin and Mr. Stewart, to $365,000 and $315,000, respectively, effective retroactively to July 1, 2026. The committee also established an annual bonus plan for fiscal 2027, with target incentive payments equal to 100% and 50% of Dr. Klamkin and Mr. Stewart’s base salaries, respectively.

Summary Compensation Table

The following table provides information regarding the compensation earned during fiscal 2026 and fiscal 2025 by our named executive officers:

Name and principal position	Fiscal Year	Salary ($)(a)	Bonus ($)(b)		Stock awards ($)(c)	Option awards ($)(c)	Total ($)
Jonathan Klamkin	2026	345,000	345,000	(d)	—	—	690,000
President and Chief Executive Officer	2025	271,667	295,006		—	1,427,360	1,994,033
Christopher Stewart(e)	2026	273,864	110,000	(d)	1,145,100	1,930,940	3,459,904
Chief Financial Officer
James Seo(f)	2026	188,000	35,374	(g)	25,956	43,677	293,007
Vice President Finance, Former Interim Chief Financial Officer	2025	159,500	27,116	(h)	—	99,345	285,961

____________

(a)      Amounts shown are not reduced to reflect the named executive officers’ elections, if any, to contribute portions of their salaries to 401(k) plans.

(b)      Represents bonus payout based on performance during the applicable fiscal year.

(c)      Amounts represent grant date fair value of awards granted during the fiscal year, as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (“ASC 718”). The assumptions used to determine the value of the awards are discussed in Note 5 to our consolidated financial statements, included in the Company’s annual report on Form 10-K for fiscal 2026, filed with the SEC on September 16, 2026.

(d)      Dr. Klamkin and Mr. Stewart received 50% of the value of their respective cash bonus for fiscal 2026 in the form of restricted stock units that were immediately vested upon grant, which resulted in the issuance of 12,675 shares to Dr. Klamkin, and 4,042 shares to Mr. Stewart on September 21, 2026.

(e)      Mr. Stewart was appointed Chief Financial Officer and commenced employment with the Company on August 4, 2025.

(f)      Mr. Seo served as interim Chief Financial Officer from March 18, 2025 until August 4, 2025.

(g)      Mr. Seo received a supplemental bonus that resulted in the issuance of 1,000 shares on January 31, 2026. He also received 100% of the value of his cash bonus for fiscal 2026 in the form of restricted stock units that were immediately vested upon grant, which resulted in the issuance of 1,439 shares to him on September 21, 2026.

(h)      Mr. Seo received 50% of the value of his cash bonus for fiscal 2025 in the form of restricted stock units, which resulted in the issuance of 1,000 shares on August 4, 2025, and the remaining value was paid out in the form of 1,000 ten-year options to purchase shares of common stock at a price of $10.67 per share.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information regarding equity awards granted to our named executive officers and outstanding as of June 30, 2026:

		Option Awards					Stock Awards
Name	Grant Date	Securities underlying unexercised options (#) Exercisable	Securities underlying unexercised options (#) Unexercisable		Option exercise price ($)	Option expiration date	Number of shares of stock that had not vested (#)		Market value of shares of stock that had not vested(a) ($)
Jonathan Klamkin	12/1/2022	87,500	12,500	(b)	2.10	11/30/2032
	1/10/2025	82,499	137,501	(c)	7.80	1/9/2035
	7/1/2025	6,253	—		16.37	6/30/2035
Christopher P. Stewart	8/4/2025	—	110,000	(d)	20.82	8/3/2035
							55,000	(e)	1,214,400
James Seo	5/15/2023	29,999	10,001	(f)	3.00	5/14/2033
	1/1/2025	5,625	9,375	(g)	8.86	12/31/2034
	8/4/2025	1,000	—		20.82	8/3/2035
	1/15/2026	250	2,150	(h)	21.63	1/14/2036
							1,050	(i)	23,184

____________

(a)      Equals the number of unvested restricted shares of common stock multiplied by $22.08, the fair market value of our common stock on June 30, 2026, as reported by The Nasdaq Stock Market LLC.

(b)      Scheduled to vest in two equal installments on August 28, 2026 and November 28, 2026.

(c)      Scheduled to vest in 30 substantially equal quarterly installments through December 31, 2028.

(d)      Scheduled to vest with respect to 25% of the shares on August 4, 2026 and thereafter in 26 substantially equivalent monthly installments through August 2029.

(e)      Scheduled to vest with respect to 25% of the shares on September 30, 2026 and thereafter in 12 substantially equivalent quarterly installments through June 2029.

(f)      Scheduled to vest in 20 substantially equivalent monthly installments through May 2027.

(g)      Scheduled to vest in 31 substantially equivalent monthly installments through January 2029.

(h)      Scheduled to vest in 42 substantially equivalent monthly installments through January 2030.

(i)      Scheduled to vest in 14 substantially equivalent quarterly installments through December 2029.

DIRECTOR COMPENSATION

During fiscal 2026 our director compensation program provided non-employee directors with opportunities to receive restricted stock units and cash compensation, depending on committee service and leadership roles held during the fiscal year.

The Compensation Committee conducts periodic reviews of the compensation of non-employee directors. Through November 2025, our directors were compensated solely via options to purchase common stock, all of which were granted in January 2025 and were eligible to vest in quarterly installments through November 2025. Mr. Byron received an initial stock option award in connection with his election to the Board in February 2025 and a supplemental stock option in September 2025 as recognition for his ongoing service as a member of the audit committee.

Beginning in December 2025, each non-employee director became eligible to compensation based on the following schedule:

Director Compensation Element	Amount Payable
Annual Retainer(s)(a)
• Board Member	$160,000
• Audit Committee Chair	$19,000
• Audit Committee Member	$9,000
• Compensation Committee Chair	$13,000
• Compensation Committee Member	$7,000
• Nominating and Governance Committee Chair	$11,000
• Nominating and Governance Committee Member	$5,000

____________

(a)      All amounts paid in quarterly installments each representing 25% of the total annual retainer and may be pro-rated for any partial service as a director or in any committee or leadership role.

Each non-employee director is provided with a choice between receiving either (a) 75% of the total value in restricted stock units and the remaining 25% in quarterly cash payments or (b) 100% of the total value in restricted stock units. The resulting restricted stock unit awards were granted on December 3, 2025, and each has been eligible to vest and settle into an equal number of shares of common stock in quarterly installments through November 2026.

Director Compensation for Fiscal 2026

The following table provides information regarding compensation paid to and earned by each non-employee director during fiscal 2026:

Non-Employee Director	Stock Awards ($)(a)	Fees Earned or Paid in Cash ($)	Total ($)
Michael J. Byron	176,000	—	176,000
Steven P. DenBaars	133,500	22,250	155,750
Craig H. Ensley	140,250	23,375	163,625
John K. Paglia	143,250	23,875	167,125

____________

(a)      Amounts represent grant-date fair value of shares underlying restricted stock units awarded on December 3, 2025 and computed in accordance with FASB ASC 718. See Note 5 to our audited consolidated financial statements included in our annual report on Form 10-K for fiscal 2026 for a description of our accounting for these awards and the assumptions used in valuing the awards. Each award of restricted stock units was eligible to vest and settle into an equal number of shares of common stock with respect to 1/12 of the award on December 31, 2025, 1/4 of the award on March 31, June 30, and September 30, 2026, and the remaining 1/6 of the award on November 30, 2026.

The number of shares underlying the restricted stock units granted on December 31, 2025 and that remained subject to vesting as of June 30, 2026 were as follows:

Non-Employee Director	Shares Underlying RSUs Awarded December 3, 2025 (#)	Shares Subject to Unvested RSUs on June 30, 2026 (#)	Shares Subject to Options on June 30, 2026 (#)
Michael J. Byron	13,343	5,559	49,486
Steven P. DenBaars	10,121	4,217	127,942
Craig H. Ensley	10,633	4,430	129,889
John K. Paglia	10,861	4,525	270,011

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information concerning equity compensation arrangements as of June 30, 2026:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,989,119	(a)	$8.40 per share	1,727,085	(b)

____________

(a)      Consisted of 216,291 shares underlying restricted stock units and 1,772,828 shares underlying options outstanding under the 2021 Equity Incentive Plan (the “2021 Plan”).

(b)      Represents shares of our common stock available for future awards under the 2021 Plan. The number of shares reserved for issuance under the 2021 Plan is eligible to increase automatically on January 1 of each year through 2031 by an additional number of shares equal to the lesser of (x) 5% of the outstanding number of shares of the Company’s common stock (on a fully diluted basis) on the immediately preceding December 31, and (y) such lower number as may be determined by the Compensation Committee of the Company’s Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

There are no transactions since July 1, 2024 to which Aeluma has been a party and in which the amount involved exceeded $120,000, and in which any of our directors, executive officers, or beneficial owners of more than 10% of our capital stock had or will have a direct or indirect material interest, other than the compensation arrangements that are described under the heading “Executive Compensation: Employment Agreements” above.

Related Person Transaction Approval Process

Pursuant to its charter, our Audit Committee is responsible for reviewing and approving in advance any related party transaction, which consists of any transaction or series of transactions that occur during a fiscal year for which:

•        the amounts involved exceeded $120,000 or, if lesser, one percent of the average of our total assets at the end of the last two completed fiscal years; and

•        a director, executive officer, beneficial owner of more than 5% of any class of our voting securities or any member of their immediate family had or will have a direct or indirect material interest.

In determining whether to approve or ratify a related party transaction, the Audit Committee considers all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate: (i) the benefits to the Company of the transaction; (ii) the nature of the related party’s interest in the transaction; (iii) whether the transaction would impair the judgment of a director or executive officer to act in the best interests of the Company and our stockholders; (iv) the potential impact of the transaction on a director’s independence; and (v) whether the transaction is on terms no less favorable than terms generally available to an unrelated third party under the same or similar circumstances. If a member of the Audit Committee is a related party with respect to a transaction under review, he or she is expected to abstain from voting on the approval of the transaction.

OTHER MATTERS

The Board knows of no other matters which may be brought before the Annual Meeting. If any other matters are presented at the Annual Meeting on which a vote may properly be taken, the persons named as proxy holders will vote thereon in accordance with their best judgment.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding,” by which certain stockholders who do not participate in electronic delivery of proxy materials, but who have the same address and appear to be members of the same family receive only one copy of our annual report, proxy statement and stockholder letter. Each stockholder participating in householding continues to receive a separate proxy card. Householding reduces both the environmental impact of our annual meetings and our mailing and printing expenses.

If you or another stockholder with whom you share an address currently receive multiple copies of our annual report, proxy statement, and/or stockholder letter, or if you hold shares in more than one account, but would like to receive only a single copy of materials for your household, then please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you currently participate in householding and would prefer to receive separate copies of materials for fiscal 2026 and the Annual Meeting, then please contact us in the manner described above and you will receive additional copies, free of charge and promptly upon receipt of your request.

ADDITIONAL INFORMATION

Our annual report on Form 10-K for fiscal 2026, as filed with the SEC, is available on the SEC’s website, www.sec.gov, and our corporate website, www.aeluma.com, under “Investor Relations.” A copy of the annual report on Form 10-K will be sent to any stockholder without charge upon written request addressed to the attention of our President, Chief Executive Officer and Secretary at 27 Castilian Drive, Goleta, California 93117. Additional copies of the annual report on Form 10-K, this proxy statement and the accompanying form of proxy may be obtained by sending a written request to the attention of our President and Chief Executive Officer, at the Company’s address noted above. Copies of exhibits to the annual report on Form 10-K may be obtained upon payment to us of the reasonable expense incurred in providing such exhibits.

AELUMA, INC. 27 CASTILIAN DR. GOLETA, CA 93117 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 18, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ALMU2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 18, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T04111-P57522 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY AELUMA, INC. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” OF PROPOSAL 1 AND “FOR” PROPOSAL 2 SET FORTH BELOW. 1. To elect one Class II director to hold office for a 3-year term and until his successor is duly elected and qualified. NOMINEE: 01) Michael J. Byron For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below 2. To ratify the appointment of Rose, Synder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027. For Against Abstain NOTE: At their discretion, the proxies are authorized to vote on any other business properly brought before the meeting or any adjournment thereof. Please indicate if you intend to attend this meeting virtually Yes No Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. T04112-P57522 Form of Proxy Card AELUMA, INC. November 19, 2026 ANNUAL MEETING OF STOCKHOLDERS To Be Held at 9:00 a.m. PST on November 19, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Jonathan Klamkin and Christopher Stewart, or either of them, as proxies of the undersigned, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of stock of Aeluma, Inc.which the undersigned is entitled to vote, as specified below on this card, at the Annual Meeting of Stockholders of Aeluma, Inc. to be held virtually on Thursday, November 19, 2026, and at any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended. PLEASE SIGN, DATE, AND RETURN PROMPTLY, BEFORE 11:59 P.M. EST ON NOVEMBER 18, 2026. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK Continued and to be signed on reverse side